Exhibit 99.4

                                                        EXHIBIT C

                ADMINISTRATIVE SERVICES AGREEMENT

     This Agreement, executed as of the _____ day of ________, 1995, by and between Hudson United Bank, a corporation under the laws of the State of New Jersey, and having its principal place of business at 3100 Bergenline Avenue, Union City, New Jersey 07087 (hereinafter "HUB"), and HUB Financial Services, Inc., a corporation under the laws of the State of New Jersey, and having its principal place of business at 1000 MacArthur Blvd., Mahwah, New Jersey 07430 (hereinafter "HFSI"),

     WITNESSETH:  That

     WHEREAS, HFSI is in the business of providing data processing to banks, and desires to obtain administrative support services for itself, and,

     WHEREAS, HUB is a commercial bank capable of providing the required services,

     NOW THEREFORE, it is hereby agreed as follows:

                            ARTICLE I
                        SCOPE OF SERVICES

     HUB agrees to provide HFSI with the services set forth herein:

     A)  ACCOUNTING SERVICES

          1. HUB shall create separate general ledger accounts for HFSI as needed for complete and accurate record keeping in accordance with generally-accepted accounting principles.

          2.  HFSI shall generate all original entries to General
     Ledger. HUB shall not be responsible for the accuracy or validity of entries so generated by HFSI.

          3. All General Ledger transactions will be posted by HUB daily, and a daily proof will be performed on all general ledger accounts to ascertain that "in proof" balance is maintained.

          4. Monthly reports will be prepared by HUB, and provided to HFSI, with copies to HUBCO, Inc. and United
     National Bancorp.

          5. HUB shall also prepare such interim management reports as requested by HFSI.

          6. HUB shall prepare, for review and signature by HFSI, quarterly and annual Statements of Condition, 941
     Tax Returns, State and Federal Income Tax Returns.

          7.  HUB shall provide complete payroll services.

      B)  CASH MANAGEMENT

               1. HUB shall calculate HFSI's cash position daily, and shall advise HFSI of funds available for short term investment.

               2. HFSI shall notify HUB of demands upon its cash position.

               3. HUB shall invest and reinvest for HFSI in overnight or term Fed Funds, as authorized by HFSI.

     C)  BUDGETING

               1.  Not later than November 30th of each
          year, HFSI will provide HUB with projections for various income and expense items for the forthcoming year.

               2. HUB will assist HFSI with projections, if so requested.

               3.  Based upon the projections and actual
          experience for the current year, HUB will prepare a budget proposal for HFSI's planning purposes.

     D)  ASSET/LIABILITY MANAGEMENT

               1. HUB shall advise HFSI for asset/liability management purposes.

     E)  INVESTMENT SERVICES

          As instructed by HFSI, HUB shall act as Agent for HFSI in the purchase and sale of securities for the account of HFSI.

          No purchase instructions shall be carried out by HUB if there are insufficient available funds for settlement.

          HUB makes no representations as to the advisability of any investments, and does not act as an investment advisor or a broker in any security transactions.

          HUB shall provide accounting and record keeping services for HFSI's investment portfolio.

     F)  EXAMINATIONS

          HUB shall audit all functions of HFSI at least annually and shall provide a written report of the findings.

          Further, HUB shall coordinate with HFSI in order to be of assistance in the conduct of any audits or examinations of HFSI by regulators or independent accountants.

     G)   MARKETING

          HUB shall coordinate with HFSI and provide marketing support as requested.

     H)   COMPLIANCE

          HUB shall review all regulatory and statutory requirements for the business to be conducted by HFSI and shall advise on acceptable policy and procedure.

                           ARTICLE II
                          DUTY OF CARE

     HUB shall perform all services hereunder as it would for its own accounts.

                           ARTICLE III
                 CONFIDENTIALITY OF INFORMATION

     Both parties recognize that in connection with the performance of duties hereunder, it may be provided with, or have access to, information which is of a confidential nature. Both parties agree to maintain confidentiality of records and information, and shall disclose nothing (in whole or in part) to any third party without the other party's prior consent.

                           ARTICLE IV
                              TERM

     This Agreement shall remain in full force and effect for a period of one year from the date hereof.

     The term shall be automatically extended for additional successive one-year periods unless written notification is given by either party to the other, two months prior to the expiration date, of their intent to terminate the Agreement.

     This Agreement may also be terminated upon (i) the mutual written consent of the parties or (ii) after the first one year term, by HFSI upon 60 days prior written notice of its intent to terminate the agreement.

     Upon termination, HUB agrees to cooperate with HFSI in delivering records in accordance with HFSI's instructions. HUB shall not be responsible for conversion of records to any other format, nor shall HUB be responsible for the creation of new records not normally produced for HFSI hereunder.

                            ARTICLE V
                     INDEPENDENT CONTRACTOR

     It is specifically agreed by the parties that the relationship of HUB to HFSI is one of Agency, and that HUB is an independent contractor in providing any services hereunder.

                           ARTICLE VI
                        NON-ASSIGNABILITY

     HFSI agrees to pay HUB for the accounting/administrative services provided hereunder, as follows:

           During the initial first-year of the term:

          $5,797.25  per month, or any portion thereof.

     For each subsequent year, compensation as mutually agreed in writing, which shall be established for each subsequent year three months prior to the expiration date of the present term.

     In addition to the monthly administrative fee provided for above, HFSI agrees to reimburse HUB for its out-of-pocket expenses in funding any payroll services and other out of pocket expenses upon receipt of invoices setting forth the itemized expenses incurred by HUB.

                           ARTICLE VII
                      CO-MINGLING OF FUNDS

     HUB shall maintain separate accounts for HFSI, and no funds belonging to HFSI shall be co-mingled with funds belonging to HUB.

                          ARTICLE VIII
                      INSPECTION OF RECORDS

     All records and books pertaining to HFSI shall be available to HFSI, its representatives, regulators or auditors for the purposes of inspection, examination or audit at all reasonable times, with or without notice.

                           ARTICLE IX
                          FIDELITY BOND

     HUB agrees to maintain at all times and at its own expense, a fidelity bond which shall insure against any losses resulting from the dishonest, fraudulent, criminal or negligent acts or errors or omissions on the part of officers, employees or other persons acting on behalf of HUB. The deductible on such bond shall be not more than $250,000.

                            ARTICLE X
                             NOTICE

     All notices or requests which may be or are required to be given or sent by either party to the other under the provisions of this Agreement shall be in writing and shall be deemed to have been properly sent or given either by personal delivery, by overnight courier, or by certified mail to:

          a)  If intended for HUB:
                       Hudson United Bank
                       Controllers Office
                      1000 MacArthur Blvd.
                    Mahwah, New Jersey 07430

          b)  If intended for HFSI:

                  HUB Financial Services, Inc.
                      1000 MacArthur Blvd.
                    Mahwah, New Jersey 07430
                         Attn: President

     Either party may designate, by notice given, as above provided, a new address to which any such notice or request may thereafter be given or sent.

                           ARTICLE XI
                         APPLICABLE LAW

     This Agreement shall be construed in accordance with the laws of the State of New Jersey and the United States of America, as applicable.

                           ARTICLE XII

     This Agreement constitutes the complete terms and conditions between HUB and HFSI covering performance hereunder. This
Agreement supersedes any prior agreements, written or oral, with respect to the subject matter hereof.

     Modifications may be made only by a written instrument executed by both parties.

     IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first appearing above.
ATTEST:                           HUDSON UNITED BANK



___________________________    By:_____________________________
D. Lynn Van Borkulo-Nuzzo
Secretary                         President



ATTEST:                           HUB FINANCIAL SERVICES, INC.



___________________________    By:_____________________________

Secretary                         President